DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2024
DESCRIPTION OF BUSINESS
DESCRIPTION OF BUSINESS

NOTE 1 - DESCRIPTION OF BUSINESS

Corporate History

1606 Corp. (“1606” or the “Company”) was formed in February 2021 and was a division of Singlepoint Inc. (“Singlepoint”) until April 2021, when Singlepoint spun off 1606, whereby each holder of common stock and Class A preferred stock of Singlepoint received one share of unregistered and restricted common stock or Class A preferred stock of the Company for each such share owned of Singlepoint.

Business

The Company is an AI  company specializing in building and merchandizing  AI Chatbot ‘s for the CBD industry and AI Chatbots for public companies.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business. As of December 31, 2024, the Company has yet to achieve significant profitable operations and is dependent on its ability to raise capital from stockholders or other sources to sustain operations and to ultimately achieve viable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. These factors raise substantial doubt about the Company’s ability to continue as a going concern for the period of twelve months from the issuance date of this report.

The Company’s ability to continue in existence is dependent on its ability to develop its business and to achieve profitable operations. Since the Company does not anticipate achieving profitable operations and/or adequate cash flows in the near term, management will continue to pursue additional equity financing through private placements of the Company’s common stock.